VALIC COMPANY I
Supplement to Prospectus dated October 1, 2008
Global Equity Fund. On August 4, 2009, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved an investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Financial Management, Inc. (“BlackRock”) (the “BlackRock Sub-Advisory Agreement”), which provides that BlackRock will serve as the investment sub-adviser of the Global Equity Fund (the “Fund”). The Board also approved the termination of Putnam Investment Management, LLC (“Putnam”), the current investment sub-adviser of the Fund. The change of sub-adviser will take place on or about the close of business on September 11, 2009. The approval of the BlackRock Sub-Advisory Agreement will not result in any modifications to the investment objective or the fees paid by the Fund. All references to Putnam as the sub-adviser of the Fund are deleted in their entirety as of September 11, 2009.
The following changes to the Fund’s prospectus are effective September 11, 2009.
The “Investment Strategy” section of the Fund’s Fact Sheet is deleted in its entirety and replaced with the following:
The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. The Fund invests primarily in global equity securities of any market capitalization. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in stocks of issuers in emerging market countries. “Net assets” will take into account borrowings for investment purposes.
Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).
The Fund may also invest up to 20% of its total assets in global fixed income securities, including emerging market debt. The Fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the Fund may invest in derivative securities or strategies, such as options, futures, equity swaps and currency forward contracts. The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. With respect to equity investments, the Fund primarily buys common stock but may also invest in depositary receipts (up to 25% of total assets), preferred stock and convertible securities.
In the “Investment Risks” section of the Fund’s Fact Sheet, the following risks are added as principal risks of the Fund:
Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Fund.
Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.
In the “Performance Information” section of the Fund’s Fact Sheet, the table is amended to reflect the Fund’s new benchmark, the S&P Global Broad Market Index (“S&P Global BMI”):

This table compares the Fund’s average annual returns to the returns of the MSCI World Index for the periods shown as of December 31, 2007.

	1 Year	Since Inception (12/05/2005)
The Fund	9.07%	15.21%
MSCI World Index	9.04%	14.22%
S&P Global BMI	11.94%	16.80%
Effective September 11, 2009, the Fund changed its benchmark from the MSCI World Index to the S&P Global BMI because the Fund’s management believes it is a more appropriate measure of the sub-adviser’s investment style and is better aligned with the Fund’s investment strategies. The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The index is composed of the S&P Developed BMI (25 markets) and the S&P Emerging BMI (21 markets). The MSCI World Index is a market-capitalization weighted index composed of companies representative of the developed market countries in North America, Europe and the Asia/Pacific region.
In the section titled “About ARC I’s Management — Investment Sub-Advisers — BlackRock Financial Management, Inc.,” the disclosure is amended to add the following disclosure regarding the BlackRock’s management of the Global Equity Fund:
Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Callan, Managing Director, joined BlackRock in 1998 and is a member of the BlackRock Global Opportunities Team and the BlackRock Equity Operating Committee. Mr. Carey, Managing Director, joined BlackRock in 1998 and is member of the BlackRock Global Opportunities Team.
Small Cap Special Values Fund. On August 4, 2009, the Board of VC I approved an investment sub-advisory agreement between VALIC and Dreman Value Management, LLC (“Dreman”) (the “Dreman Sub-Advisory Agreement”), which provides that Dreman will serve as an investment sub-adviser of a portion of the Small Cap Special Values Fund. The Board also approved the termination of Putnam, a current investment sub-adviser of the Fund. The change will take effect on or about the close of business on September 11, 2009. The approval of the Dreman Sub-Advisory Agreement will not result in any modifications to the investment objective, investment strategy or the fees paid by the Fund.
Evergreen Investment Management Company, LLC will continue to serve as a co-sub-adviser of the Small Cap Special Values Fund. All references to Putnam as the sub-adviser of the Fund are deleted in their entirety as of September 11, 2009.
In the section titled “About ARC I’s Management — Investment Sub-Advisers,” the disclosure is amended to add the following description of Dreman relating to its management of the Fund:
Dreman Value Management, LLC (“Dreman”)
Dreman, an independent investment management firm, was founded in 1977 by David Dreman, its current chairman and chief investment officer. Dreman specializes in contrarian value equity investing. As of June 30, 2009, the firm managed $3.7 billion for a diverse group of tax-exempt and taxable clients. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.
Dreman is responsible for managing a portion of the assets of the Small Cap Special Values Fund. Dreman’s portion of the Fund’s assets is managed by Mark Roach. Mr. Roach is a Managing Director and Portfolio Manager of Dreman’s small-, mid- and small/mid-cap products and has over 15 years of investment experience. Prior to joining Dreman in November 2006, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management and was responsible for managing small-cap products from 2002 to 2006.
The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve investment sub-advisory agreements without a shareholder vote. However, information statements explaining the sub-adviser changes described above will be mailed to the shareholders of the Global Equity Fund and the Small Cap Special Values Fund.
Date: August 11, 2009